Exhibit 99.3

Kroger
FOOD & PHARMACY

SUPPLEMENTAL FINANCIAL INFORMATION

QUARTER ENDED DECEMBER 31, 2020

WEINGARTEN REALTY®

ROSS
DRESS FOR LESS

www.weingarten.com

Weingarten Realty Investors

Company Information

Corporate Office

2600 Citadel Plaza Drive

P. O. Box 924133

Houston, TX 77292-4133

713-866-6000

www.weingarten.com

Stock Listings

New York Stock Exchange:

Common Shares                            WRI

Forward-Looking Statements

This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to, (i) disruptions in financial markets; (ii) general and regional economic and real estate conditions; (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business; (iv) changes in consumer retail shopping patterns; (v) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms and changes in LIBOR availability; (vi) changes in governmental laws and regulations; (vii) the level and volatility of interest rates; (viii) the availability of suitable acquisition opportunities; (ix) the ability to dispose of properties; (x) changes in expected development activity; (xi) increases in operating costs; (xii) tax matters, including the effect of changes in tax laws and the failure to qualify as a real estate investment trust; (xiii) technology system failures, disruptions or cybersecurity attacks; (xiv)  investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor; and (xv) the impact of public health issues, such as the current COVID-19 pandemic, natural disasters or severe weather conditions. Accordingly, there is no assurance that our expectations will be realized.

Pro rata Financial Information

Included herein is certain financial information presented on a pro rata share basis as we believe this information assists users of our financial information in understanding our proportionate economic interest in the operating results of our portfolio of properties.  Such amounts include WRI’s proportional share of each financial line item or operational metric for both our consolidated and unconsolidated joint ventures and partnerships.  Multiplying a financial statement line item or operational metric of an investee and adding it to WRI’s totals may not accurately depict the legal and economic implications of holding a non-controlling interest in the investee, nor does WRI control any of the investees presented under the equity method of accounting.  Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948.  As of December 31, 2020, we owned or operated under long-term leases, interests in 159 properties which are located in 15 states that span the United States from coast to coast.  These properties represent approximately 30.2 million square feet of which our interests in these properties aggregated approximately 20.7 million square feet of leasable area. Our properties were 92.9% leased as of December 31, 2020 and historically our portfolio occupancy rate has never been below 90%.

Financial Summary

Weingarten Realty Investors

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended
	December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019	2018	2017	2016
Revenues:
Rentals, net	$109,046	$115,780	$422,339	$472,446	$517,836	$563,183	$540,141
Other	3,029	3,685	11,578	14,179	13,311	9,980	9,414
Total Revenues	112,075	119,465	433,917	486,625	531,147	573,163	549,555
Operating Expenses:
Depreciation and amortization	37,701	33,355	149,930	135,674	161,838	167,101	162,535
Operating	25,121	24,693	91,075	94,620	90,554	109,310	98,855
Real estate taxes, net	15,344	13,741	62,564	60,813	69,268	75,636	66,358
Impairment loss	24,109	—	24,153	74	10,120	15,257	98
General and administrative	11,916	9,021	37,388	35,914	25,040	28,052	26,607
Total Operating Expenses	114,191	80,810	365,110	327,095	356,820	395,356	354,453
Other Income (Expense):
Interest expense, net	(15,726)	(13,539)	(61,148)	(57,601)	(63,348)	(80,326)	(83,003)
Interest and other income, net	4,929	3,594	7,143	11,003	2,807	7,532	1,910
Gain on sale of property	33,660	45,951	65,402	189,914	207,865	218,611	100,714
Total Other Income	22,863	36,006	11,397	143,316	147,324	145,817	19,621
Income Before Income Taxes and Equity in Earnings of Real Estate Joint Ventures and Partnerships	20,747	74,661	80,204	302,846	321,651	323,624	214,723
Benefit (Provision) for Income Taxes	259	(358)	(451)	(1,040)	(1,378)	17	(6,856)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (1)	3,867	2,989	39,206	20,769	25,070	27,074	20,642
Gain on sale and acquisition of real estate joint venture and partnership interests	—	—	—	—	—	—	48,322
Net Income	24,873	77,292	118,959	322,575	345,343	350,715	276,831
Less: Net Income Attributable to Noncontrolling Interests	(1,803)	(2,074)	(6,810)	(7,140)	(17,742)	(15,441)	(37,898)
Net Income Attributable to Common Shareholders	$23,070	$75,218	$112,149	$315,435	$327,601	$335,274	$238,933
Earnings Per Common Share - Basic	$0.18	$0.59	$0.88	$2.47	$2.57	$2.62	$1.90
Earnings Per Common Share - Diluted	$0.18	$0.58	$0.88	$2.44	$2.55	$2.60	$1.87

(1)	See page 23 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors

Condensed Consolidated Balance Sheets

(in thousands, except per share amounts)

	December 31,
	2020	2019
ASSETS
Property	$4,246,334	$4,145,249
Accumulated Depreciation	(1,161,970)	(1,110,675)
Property, net	3,084,364	3,034,574
Investment in Real Estate Joint Ventures and Partnerships, net (1)	369,038	427,947
Total	3,453,402	3,462,521

Unamortized Lease Costs, net	174,152	148,479
Accrued Rent, Accrued Contract Receivables and Accounts Receivable, net	81,016	83,639
Cash and Cash Equivalents	35,418	41,481
Restricted Deposits and Escrows	12,338	13,810
Other, net	205,074	188,004
Total Assets	$3,961,400	$3,937,934

LIABILITIES AND EQUITY
Debt, net	$1,838,419	$1,732,338
Accounts Payable and Accrued Expenses	104,990	111,666
Other, net	217,489	217,770
Total Liabilities	2,160,898	2,061,774

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding:127,313 in 2020 and 128,702 in 2019	3,866	3,905
Additional Paid-In Capital	1,755,770	1,779,986
Net Income Less Than Accumulated Dividends	(128,813)	(74,293)
Accumulated Other Comprehensive Loss	(12,050)	(11,283)
Total Shareholders' Equity	1,618,773	1,698,315
Noncontrolling Interests	181,729	177,845
Total Equity	1,800,502	1,876,160
Total Liabilities and Equity	$3,961,400	$3,937,934

(1)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 23 for additional information.

Weingarten Realty Investors

Funds From Operations Attributable to Common Shareholders

(in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2020	2019	2020	2019
Funds From Operations Attributable to Common Shareholders (FFO)
Numerator:
Net income attributable to common shareholders	$23,070	$75,218	$112,149	$315,435
Depreciation and amortization of real estate	37,579	33,154	149,389	134,772
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	4,897	3,478	17,251	12,152
Impairment of properties and real estate equity investments	24,109	3,070	24,153	3,144
(Gain) on sale of property, investment securities and interests in real estate equity investments	(33,653)	(45,950)	(65,385)	(190,597)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(18)	—	(23,523)	(1,380)
Provision for income taxes (1)	—	276	2	133
Noncontrolling interests and other (2)	(621)	(545)	(1,852)	(2,051)
NAREIT FFO - Basic	55,363	68,701	212,184	271,608
Income attributable to operating partnership units	481	528	1,731	2,112
NAREIT FFO - Diluted	55,844	69,229	213,915	273,720
Adjustments for Core FFO:
Contract terminations	—	—	340	—
Other	—	—	—	10
Core FFO - Diluted	$55,844	$69,229	$214,255	$273,730

Denominator:
FFO weighted average number of common shares outstanding - Basic	126,795	127,882	127,291	127,842
Effect of dilutive securities:
Share options and awards	858	851	878	842
Operating partnership units	1,432	1,432	1,432	1,432
FFO weighted average number of common shares outstanding - Diluted	129,085	130,165	129,601	130,116

NAREIT FFO Per Common Share - Basic	$0.44	$0.54	$1.67	$2.12

NAREIT FFO Per Common Share - Diluted	$0.43	$0.53	$1.65	$2.10

Core FFO Per Common Share - Diluted	$0.43	$0.53	$1.65	$2.10

(1)	The applicable taxes related to gains and impairments of operating and non-operating real estate assets.
(2)	Related to gains, impairments and depreciation on operating properties and unconsolidated real estate joint ventures, where applicable.

Weingarten Realty Investors

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate and Net Debt to Core EBITDAre

(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2020	2019	2020	2019
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):
Net income	$24,873	$77,292	$118,959	$322,575
Interest expense, net	15,726	13,539	61,148	57,601
(Benefit) provision for income taxes	(259)	358	451	1,040
Depreciation and amortization of real estate	37,701	33,355	149,930	135,674
Impairment loss on operating properties and real estate equity investments	24,109	3,070	24,153	3,144
Gain on sale of property and investment securities (1)	(33,661)	(45,950)	(65,401)	(190,653)
EBITDAre adjustments of unconsolidated real estate joint ventures and partnerships, net (2)	5,661	4,377	(2,745)	14,439
Total EBITDAre	74,150	86,041	286,495	343,820
Adjustments for Core EBITDAre:
Contract terminations	—	—	340	—
Other	—	—	—	10
Total Core EBITDAre	$74,150	$86,041	$286,835	$343,830

Net Debt to Core EBITDAre:
Debt	$1,838,419	$1,732,338
Less: Cash and cash equivalents	(35,418)	(41,481)
Add: Proportional share of net debt of unconsolidated real estate joint ventures and partnerships	45,353	86,840
Total Net Debt	$1,848,354	$1,777,697

Annualized Core EBITDAre	$296,600	$344,164

Net Debt to Core EBITDAre	6.23	5.17

(1)	Includes a gain on sale of non-operating assets of $.7 million and $.5 million for the twelve months ended December 31, 2020 and 2019, respectively.
(2)	Includes a gain on the sale of operating properties of $23.5 million and $1.1 million for the twelve months ended December 31, 2020 and 2019, respectively. Also includes $.3 million gain on sale of non-operating assets for the twelve months ended December 31, 2019.

Weingarten Realty Investors

Supplemental Income Statement Detail

(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2020	2019 (1)	2020	2019 (1)
Revenues:
Rentals, net (2)
Base minimum rent, net	$79,617	$86,103	$318,885	$352,764
Straight line rent, net	(198)	774	(10,599)	2,973
Over/under market rental, net	2,282	1,163	7,765	4,594
Percentage rent, net	942	1,336	2,409	4,057
Tenant reimbursements, net	25,841	25,871	102,628	106,197
Other rental revenues	362	353	685	1,141
Lease cancellation revenue	200	180	566	720
Rentals, net	109,046	115,780	422,339	472,446
Other Revenues
Customer contract revenue	2,527	2,724	9,119	10,923
Miscellaneous revenue	502	961	2,459	3,256
Other Revenues	3,029	3,685	11,578	14,179
Total Revenue	$112,075	$119,465	$433,917	$486,625
Operating Expenses:
Depreciation and Amortization	$37,701	$33,355	$149,930	$135,674
Operating
Operating Expense	25,121	22,940	91,075	89,882
Deferred Compensation (3)	—	1,753	—	4,738
Operating, net	25,121	24,693	91,075	94,620
Real Estate Taxes, net	15,344	13,741	62,564	60,813
Impairment Loss	24,109	—	24,153	74
General and administrative expense
General and administrative expense	8,035	8,144	32,670	33,545
Deferred Compensation (3)	3,881	877	4,718	2,369
General and administrative expense, net	11,916	9,021	37,388	35,914
Total Operating Expenses	$114,191	$80,810	$365,110	$327,095
Other Income (Expense):
Interest Expense, net
Interest paid or accrued	$(16,599)	$(16,471)	$(66,580)	$(67,993)
Amortization of debt deferred costs	(803)	(839)	(3,174)	(3,521)
Over/under market adjustment of acquired properties, net	136	82	422	327
Capitalized interest	1,540	3,689	8,184	13,586
Interest Expense, net	(15,726)	(13,539)	(61,148)	(57,601)
Interest and Other (Expense) Income, net
Interest and Other Income	1,048	964	2,425	3,896
Deferred Compensation (3)	3,881	2,630	4,718	7,107
Interest and Other Income, net	4,929	3,594	7,143	11,003
Gain on Sale of Property	33,660	45,951	65,402	189,914
Total Other (Expense) Income	$22,863	$36,006	$11,397	$143,316

Income Before Income Taxes and Equity in Earnings of Real Estate Joint Ventures and Partnerships	$20,747	$74,661	$80,204	$302,846
Benefit (Provision) for Income Taxes	259	(358)	(451)	(1,040)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated joint ventures and partnerships	3,171	5,204	36,570	20,557
Intercompany fee income reclass	580	684	2,379	2,636
Other adjustments	116	(2,899)	257	(2,424)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	3,867	2,989	39,206	20,769
Net Income	$24,873	$77,292	$118,959	$322,575
Less: Net Income Attributable to Noncontrolling Interests	(1,803)	(2,074)	(6,810)	(7,140)
Net Income Attributable to Common Shareholders -- Basic	$23,070	$75,218	$112,149	$315,435
Net Income Attributable to Common Shareholders -- Diluted	$23,070	$75,746	$112,149	$317,547

Dividends
Common Dividends per Share	$0.540	$0.395	$1.295	$1.580
Common Dividends Paid as a % of Core Funds from Operations - Basic	124.4%	74.0%	78.1%	74.8%

General and Administrative Expense
Gross General and Administrative Expense/Total Revenue	7.2%	6.8%	7.5%	6.9%

Additional Disclosure for Revenues and Operating Expenses
Minority Interests Share of Revenues and Operating Expenses and Other Adjustments	$(1,105)	$(1,549)	$(4,943)	$(5,217)

(1)	Reclassification of prior year's amounts were made to conform to current year presentation.
(2)	Rental revenues reduced due to lease related reserves and write-offs. See breakout on p.42.
(3)	Eligible associates of the Company may contribute a portion of their earnings to a Deferred Compensation plan for income tax deferral purposes. The Company does not match or contribute funds to the plan, as it is all the associates' earnings. The asset and corresponding liability along with the related earnings are recorded in the Company financial statements on behalf of the participants. The allocation was modified 1/1/2020 to reflect the current expense classification of the associates in the plan. All changes to the liability are now allocated to General and Administrative Expense with no allocation to Operating Expense.

Weingarten Realty Investors

Supplemental Balance Sheet Detail

(in thousands)

	December 31,
	2020	2019

Property
Land	$948,622	$911,521
Land held for development	39,936	40,667
Land under development	19,830	53,076
Buildings and improvements	3,082,509	2,898,867
Construction in-progress	155,437	241,118
Total	$4,246,334	$4,145,249

Straight Line Rent Receivable, net
	$47,622	$57,976

Other Assets, net
Notes receivable and mortgage bonds, net	$38,841	$22,104
Debt service guaranty asset	53,650	57,380
Non-qualified benefit plan assets	43,415	38,381
Out-of-market leases, net	11,326	11,685
Deferred income tax asset	3,761	3,448
Unamortized debt costs, net	2,693	3,487
Right of use assets, net	42,850	43,751
Other	8,538	7,768
Total	$205,074	$188,004

Other Liabilities, net
Deferred revenue	$14,711	$14,952
Non-qualified benefit plan liabilities	81,811	76,060
Deferred income tax payable	1,761	1,767
Out-of-market leases, net	58,208	62,914
Operating lease liabilities, net	42,888	43,063
Other	18,110	19,014
Total	$217,489	$217,770

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$23,877	$23,830
Above-market leases - Accumulated Amortization	(12,551)	(12,145)
In place leases (included in Unamortized Lease Costs, net)	235,082	196,207
In place leases - Accumulated Amortization	(102,772)	(92,918)
Total	$143,636	$114,974

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$92,855	$95,240
Below-market leases - Accumulated Amortization	(34,647)	(32,326)
Above-market assumed mortgages (included in Debt, net)	7,694	3,446
Above-market assumed mortgages - Accumulated Amortization	(2,408)	(1,987)
Total	$63,494	$64,373

Weingarten Realty Investors

Capitalization and Debt Coverage Ratios

(in thousands, except common share data and percentages)

		December 31,
		2020	2019

Common Share Data
Closing Market Price		$21.67	$31.24

Capitalization
Debt		$1,838,419	$1,732,338
Common Shares at Market		2,758,873	4,020,650
Operating Partnership Units at Market		31,031	44,736
Total Market Capitalization (As reported)		$4,628,323	$5,797,724

Debt to Total Market Capitalization (As reported)		39.7%	29.9%
Debt to Total Market Capitalization (As reported at a constant share price of $31.24)		31.4%	29.9%
Debt to Total Market Capitalization (Pro rata)		39.8%	30.5%

Capital Availability
Revolving Credit Facility		$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility		40,000	—
Outstanding Letters of Credit Under Revolving Facility		1,932	2,054
Unused Portion of Credit Facility		$458,068	$497,946

Significant Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	37.7%	35.9%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	7.1%	5.8%
Unencumbered Asset Test (Public)	Greater than 150%	283.7%	299.7%
Fixed Charge Coverage (Revolver) (Pro rata EBITDA/ (interest expense + scheduled principal payments))	Greater than 1.5x	3.5x	4.2x

Credit Ratings
		S&P	Moody's
Senior Debt		BBB	Baa1
Outlook		Stable	Stable

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Guidance

2021 Guidance

Net income attributable to common shareholders	$0.68 - $0.81
Depreciation and amortization	1.18 - 1.20
(Gain) on sale of property, investment securities and interests in RE equity investments	(0.23) - (0.28)
NAREIT FFO - Basic	1.63 - 1.73
Income attributable to operating partnership units	0.02 - 0.02
NAREIT FFO Per Common Share - Diluted	$1.65 - $1.75
Core FFO Per Common Share - Diluted	$1.65 - $1.75

Portfolio Activity ($ in millions)
Acquisitions	$50 - $100

Dispositions	$100 - $150

Investment Activity

Weingarten Realty Investors

Capital Expenditures

(at pro rata share)

(in thousands)

	Three Months Ended	Twelve Months Ended	Twelve Months Ended
	December 31, 2020	December 31, 2020	December 31, 2019
Acquisitions	$120,627	$166,627	$246,447
New Development	7,949	76,011	150,418
Redevelopment	2,526	9,608	22,242
Building and Site Improvements	5,890	19,653	19,926
Tenant Finish	6,921	29,091	36,594
External Leasing Commissions	1,093	3,664	4,340
Capital Expenditures	$145,006	$304,654	$479,967

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Development and Redevelopment Projects

As of December 31, 2020

(at pro rata share, except multi-family units)

(in thousands, except percentages and multi-family units)

	Project Description /	Total Cost at	Costs		Estimated/Actual	Stabilized	Percentage
Property	SF	Completion	to Date	CIP (1)	ROI (2)	Operations (2)	Leased (3)	Key Tenants / Description

Developments and Large Redevelopments Under Construction (4,5)
West Alex - Alexandria, VA (6)	Retail = 127 SF	$200,000	$192,923	$32,825			81.9%	Harris Teeter anticipated opening 2H21
	Multifamily = 278 units						43.2%	Residential units in lease-up phase

Centro Arlington - Arlington, VA* (7)	Retail = 65 SF	135,000	129,266	354			97.8%	Harris Teeter opened 2H19
	Multifamily = 366 units						86.3%	Residential units in lease-up phase

The Driscoll at River Oaks - Houston, TX	Retail = 11 SF	150,000	122,257	77,274			0.0%
	Multifamily = 318 units						39.9%	Residential units in lease-up phase
		$485,000	$444,446	$110,453

Redevelopments Under Construction (5)
River Point at Sheridan - Denver, CO	53	$10,988	$10,988					Burlington, New Shop Space Building, and Pads
Rock Prairie Marketplace - College Station, TX	41	8,812	6,464					Valero, Multi-Tenant Building, and Pads. Increased scope to add more square footage
Wilderness Oaks - San Antonio, TX	20	7,295	9,747					20,000 SF Multi-Tenant Building, and Pads.
Fiesta Trails - San Antonio, TX	20	5,869	3,759					Two New Shop Space Buildings
Tomball Marketplace - Houston, TX	27	5,367	4,569					Three New Shop Space Buildings
All other redevelopments < $5 million (3 projects)	33	9,329	5,374					Two projects ($6M of costs) moved to completed in the quarter
		$47,660	$40,901

Completed Redevelopments

		$42,403	$42,403		10.8%

Cash NOI Developments and Large Redevelopments Under Construction (Current Quarter) (8):						$1,308
Cash NOI Redevelopments Under Construction (Current Quarter):						$459
Cash NOI Redevelopments Completed (Current Quarter):						$1,026

(1)	Refers to quarter-end Construction-in-Progress balance on a prorata basis.
(2)	Given the recent COVID-19 disruption, the leaseup and stabilization dates of these projects cannot be determined at this time.
(3)	Percentage leased for retail is calculated as square footage for executed leases divided by the gross leasable area. Percentage leased for multifamily is calculated as total units leased divided by total units..
(4)	Large redevelopment is defined where total incremental investment is over $50 million. Impact from COVID-19 may affect estimates in future periods.
(5)	Redevelopment is defined where GLA is added either through new construction or expansion of an existing space. Impact from COVID-19 may affect estimates in future periods.
(6)	Costs do not reflect potential sale of Senior Living Pad.
(7)	WRI has a 90% equity interest in the property and is committed to fund an additional $.4 million in imputed debt.
(8)	NOI Detail: Retail $380 and Residential $928.

*   Unconsolidated Joint Venture

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Land Held for Development

As of December 31, 2020

(in thousands, except acres and percentages)

	Ownership	Gross	Investment (1)
Location	Interest	Acres	100%	Pro Rata
New Development Phased Projects
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	20.9
Highway 17 and Highway 210, Surf City, NC	100.0%	11.0
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	3.8
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	2.2
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	1.6
Total New Development Phased Projects		71.0	$13,245	$12,174

Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	120.4
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	22.3
Lon Adams Rd. at Tangerine Farms Rd., Marana - Tucson, AZ	100.0%	9.7
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	9.1
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Shary Road and US Hwy. 83, Mission, TX	50.0%	4.0
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	3.6
Other	100.0%	18.7
Total Raw Land		193.6	$31,979	$19,734

Total Land Held For Development Properties		264.6	$45,224	$31,908

(1) Net of impairment.

Notes:

Land costs account for $37.4 million of total investment at 100%, $24.7 million at pro rata share.

Categorization based upon proximity to development property and does not indicate future development pipeline.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Acquisition and Disposition Summary

For the Period Ended December 31, 2020

(at pro rata share)

(in thousands, except percentages)

		Sq. Ft.	Date	Purchase
Center	City/State	at 100%	Acquired	Price (1)	Yield
Acquisitions
1st Quarter
Stevens Creek Corner	San Jose, CA	8	03/02/20
Village Green Center	Wellington, FL	70	03/11/20
2nd Quarter
none
3rd Quarter
Camelback Miller Plaza - Building H	Scottsdale, AZ	8	07/14/20
4th Quarter
1511 Wirt Road	Houston, TX	2	10/01/20
La Madeleine Pad at Mueller	Austin, TX	6	12/03/20
Village Plaza at Bunker Hill (3)	Houston, TX	208	12/11/20

Total Acquisitions				$166,627	4.5%

					Weighted
			Date	Sales	Sales
			Sold	Price (1)	Cap (2)
Dispositions
1st Quarter
Aurora City Place*	Aurora, CO	356	02/13/20
North Park Plaza*	Beaumont, TX	140	02/18/20
Preston Shepard Place*	Plano, TX	362	03/03/20
Market at Westchase	Houston, TX	81	03/10/20
2nd Quarter
North Sharyland Crossing*	Mission, TX	4	04/29/20
Bull City Market	Durham, NC	41	06/18/20
3rd Quarter
West Jordan Town Center	Salt Lake City, UT	182	07/17/20
The Westside Center	Los Angeles, CA	37	07/21/20
Epic Village Pad	St. Augustine, FL	3	08/13/20
West Little York at Interstate 45 Land	Houston, TX	N/A	08/20/20
Shoppes of South Semoran	Orlando, FL	104	09/02/20
NWC South Fulton Pkwy Land	Union City, GA	N/A	09/03/20
River Point at Sheridan Land	Denver, CO	N/A	09/09/20
4th Quarter
Overton Park Plaza (3)	Fort Worth, TX	353	12/11/20
Galleria Shopping Center	Charlotte, NC	117	12/23/20

Total Dispositions				$248,038	6.6%

(1) Sales price represents the gross contract price.

(2) Cap rates are based upon underwriting estimates and may be different than current returns.

(3) The Company purchased the remaining 42% of Village Plaza at Bunker Hill center with proceeds from the Company’s simultaneous disposition of Overton Park Plaza.

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Summary of Debt

Weingarten Realty Investors

Debt Information

(in thousands, except percentages)

		4th Quarter		4th Quarter
	December 31,	Weighted	December 31,	Weighted
	2020	Average Rate (1)	2019	Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$328,648	4.18%	$260,458	4.18%
3.375% Notes due 2022	299,156	3.38%	299,031	3.38%
3.5% Notes due 2023	299,307	3.50%	299,155	3.50%
4.45% Notes due 2024	245,859	4.45%	245,751	4.45%
3.85% Notes due 2025	239,599	3.85%	239,418	3.85%
3.25% Notes due 2026	248,727	3.25%	248,525	3.25%
Unsecured Notes Payable (MTN)	66,285	6.70%	66,285	6.70%
Revolving Credit Agreements (2)	40,000	0.94%	—
Obligations under Capital Leases	21,696	8.00%	21,804	8.00%
Unamortized Loan Costs	(4,508)		(5,469)
Subtotal Consolidated Debt	1,784,769	3.91%	1,674,958	3.92%
Debt Service Guarantee Liability (3)	53,650		57,380
Total Consolidated Debt - As Reported	$1,838,419	3.91%	$1,732,338	3.92%

As
Reported
Weighted Average Interest Rates (1)
Three months ended 12/31/20	3.91%
Twelve months ended 12/31/20	3.70%
Three months ended 12/31/19	3.92%
Twelve months ended 12/31/19	3.97%

(1)	Weighted average interest rates exclude revolver facility fee, premium/(discount) on debt, deferred debt costs and non-cash debt-related items.
(2)	Weighted average revolving interest rate excludes the effect of the facility fee of 15 basis points on the total commitment paid quarterly in arrears.
(3)	Debt service guarantee liability recorded due to a guarantee of municipal bonds issued in connection with a project in Denver, Colorado.

Weingarten Realty Investors

Debt Information Additional Disclosure

(at pro rata share)

(in thousands, except percentages)

				Weighted
		Weighted		Average
	Debt	Average		Remaining
	Balance	Rate (1)	% of Total	Life (yrs)
Fixed vs. Variable Rate Debt
(includes the effect of interest rate swaps)
As of December 31, 2020
Fixed-rate debt	$1,806,221	3.89%	97.8%	4.12
Variable-rate debt	40,000	0.94%	2.2%	3.25
Total	$1,846,221	3.89%	100.0%	4.03

As of December 31, 2019
Fixed-rate debt	$1,763,485	3.95%	99.0%
Variable-rate debt	17,448	3.87%	1.0%
Total	$1,780,933	3.90%	100.0%

Secured vs. Unsecured Debt
As of December 31, 2020
Secured Debt	$357,312	4.15%	19.4%	5.90
Unsecured Debt	1,488,909	3.82%	80.6%	3.67
Total	$1,846,221	3.89%	100.0%	4.03

As of December 31, 2019
Secured Debt	$330,171	4.37%	18.5%
Unsecured Debt	1,450,762	3.79%	81.5%
Total	$1,780,933	3.90%	100.0%

Additional Information	December 31,	December 31,
Reconciling items to pro rata debt	2020	2019
Noncontrolling Interests and Other Adjustments	$(37,654)	$(38,460)
WRI Share of Unconsolidated Joint Ventures	$45,456	$87,055

Weighted Average Interest Rates (1)
Three months ended 12/31/20	3.89%
Twelve months ended 12/31/20	3.78%
Three months ended 12/31/19	3.90%
Twelve months ended 12/31/19	3.95%

(1)	Weighted average interest rates exclude revolver facility fee, premium/(discount) on debt, deferred debt costs and non-cash debt-related items.

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Schedule of Maturities

As of December 31, 2020

(in thousands, except percentages)

	As Reported
		Weighted
	Maturities	Average Rate (2)
2021	$18,795	4.07%
2022	308,298	3.40%
2023	348,207	3.59%
2024	252,561	4.44%
2025	294,232	3.93%
2026	277,733	3.55%
2027	53,604	5.89%
2028	92,159	4.53%
2029	70,304	3.81%
2030	950	3.66%
Thereafter	8,569	3.66%
Subtotal	1,725,412

Revolving Credit Agreements	40,000	1.00%
Other (1)	73,007
Total	$1,838,419	3.70%

(1)	Other includes finance leases, non-cash debt-related items, debt service guarantee liability, discounts on notes, and debt issuance costs. The debt service guarantee liability recorded due to a guarantee of municipal bonds issued in connection with a project in Denver, Colorado.
(2)	Weighted average interest rates exclude revolver facility fee, premium/(discount) on debt, deferred debt costs and non-cash debt-related items.

Weingarten Realty Investors

Schedule of Maturities Additional Disclosure

As of December 31, 2020

(at pro rata share)

(in thousands, except percentages)

		Weighted
	Maturities	Average Rate (2)	Floating Rate		Fixed Rate	Secured	Unsecured
2021	$53,554	4.06%	$		$53,554	$53,554	$—
2022	308,552	3.40%			308,552	9,162	299,390
2023	313,214	3.53%			313,214	13,544	299,670
2024	253,713	4.44%			253,713	7,513	246,200
2025	295,382	3.94%			295,382	54,877	240,505
2026	278,623	3.56%			278,623	5,653	272,970
2027	57,530	5.80%			57,530	23,785	33,745
2028	92,865	4.54%			92,865	83,295	9,570
2029	70,304	3.81%			70,304	70,304	—
2030	950	3.66%			950	950	—
Thereafter	8,569	3.66%			8,569	8,569	—
Subtotal	1,733,256			—	1,733,256	331,206	1,402,050

Revolving Credit Agreements	40,000	1.00%		40,000	—	—	40,000
Other (1)	72,965			—	72,965	26,106	46,859
Total	$1,846,221	3.78%		$40,000	$1,806,221	$357,312	$1,488,909

(1)	Other includes finance leases, fair value adjustments, debt service guarantee liability, discounts on notes, and debt issuance costs. The debt service guarantee liability recorded due to a guarantee of municipal bonds issued in connection with a project in Denver, Colorado.
(2)	Weighted average interest rates exclude the effects of fair value adjustments, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Joint Ventures

Weingarten Realty Investors

Unconsolidated Joint Venture Financial Information at 100%

(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2020	2019	2020	2019
Condensed Statements of Income
Revenues:
Rentals, net	$31,265	$35,513	$122,322	$132,544
Other	515	500	2,087	2,714
Total	31,780	36,013	124,409	135,258
Expenses:
Depreciation and amortization	9,504	8,717	35,971	32,126
Interest, net	2,095	2,378	9,175	9,664
Operating	6,623	7,226	24,775	25,046
Real estate taxes, net	3,785	4,122	16,733	18,070
General and administrative	171	129	601	551
Provision for income taxes	21	30	121	133
Total	22,199	22,602	87,376	85,590
Gain on dispositions	35	—	47,002	2,009
Net income	$9,616	$13,411	$84,035	$51,677

Condensed Balance Sheets			December 31,
			2020	2019
ASSETS
Property			$1,093,504	$1,378,328
Accumulated depreciation			(275,802)	(331,856)
Property, net			817,702	1,046,472
Other assets, net			81,285	108,366
Total			$898,987	$1,154,838
LIABILITIES AND EQUITY
Debt, net			$192,674	$264,782
Amounts payable to Weingarten Realty Investors and Affiliates			9,836	11,972
Other liabilities, net			15,340	25,498
Total			217,850	302,252
Equity			681,137	852,586
Total			$898,987	$1,154,838

Supplemental Income Statement Detail	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2020	2019	2020	2019

Rentals, net
Fixed Payments:
Base minimum rent, net	$23,361	$26,253	$93,456	$99,730
Straight line rent, net	(164)	172	(1,970)	191
Over/Under-market rentals, net	55	119	318	331
Variable Payments:
Percentage rent	138	228	223	383
Tenant reimbursements, net	7,727	8,571	29,716	31,470
Other rental revenues	98	135	367	390
Lease cancellation revenue	50	35	212	49
Total	$31,265	$35,513	$122,322	$132,544

Note:

The financial information on this page is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors

Unconsolidated Joint Venture Financial Information

(at pro rata share)

(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
Condensed Statements of Income	2020	2019	2020	2019
Revenues:
Rentals, net	$13,094	$14,084	$50,692	$50,741
Other	274	193	1,153	1,375
Total	13,368	14,277	51,845	52,116
Expenses:
Depreciation and amortization	4,949	3,487	17,385	12,161
Interest, net	720	875	3,332	3,594
Operating	2,897	3,072	10,815	9,897
Real estate taxes, net	1,579	1,578	6,978	7,012
General and administrative	60	46	227	211
Provision for income taxes	10	15	61	64
Total	10,215	9,073	38,798	32,939
Gain on dispositions	18	—	23,523	1,380
Net income	$3,171	$5,204	$36,570	$20,557

Condensed Balance Sheets			December 31,
			2020	2019
ASSETS
Property			$462,938	$585,746
Accumulated depreciation			(99,440)	(122,068)
Property, net			363,498	463,678
Notes receivable from real estate joint ventures and partnerships			3,324	3,623
Unamortized lease costs, net			7,937	11,820
Accrued rent, accrued customer contracts and accounts receivable, net			6,351	9,082
Cash and cash equivalents			15,026	17,205
Restricted deposits and mortgage escrows			103	—
Out-of-market leases, net			554	3,139
Other assets, net			1,210	1,822
Total			$398,003	$510,369
LIABILITIES AND EQUITY
Debt, net			$45,353	$86,840
Amounts payable to Weingarten Realty Investors and Affiliates			4,339	4,887
Accounts payable and accrued expenses			2,629	8,226
Deferred revenue			1,732	1,407
Out-of-market leases, net			2,008	2,584
Interest rate derivative			84	—
Other liabilities, net			224	446
Total			56,369	104,390
Equity			341,634	405,979
Total			$398,003	$510,369

Supplemental Income Statement Detail	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2020	2019	2020	2019

Rentals, net
Fixed Payments:
Base minimum rent, net	$10,116	$10,447	$39,130	$38,170
Straight line rent, net	(49)	142	(477)	82
Over/Under-market rentals, net	13	32	92	47
Variable Payments:
Percentage rent	35	79	72	157
Tenant reimbursements, net	2,917	3,308	11,596	12,089
Other rental revenues	34	59	198	176
Lease cancellation revenue	28	17	81	20
Total	$13,094	$14,084	$50,692	$50,741

Notes:  The above pro rata share information includes only the real estate operations of joint ventures and partnerships at WRI's ownership percentages.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.  See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Investments in Unconsolidated Real Estate Joint Ventures & Partnerships at 100%

December 31, 2020

(in thousands, except number of properties)

	Number of
	Operating
Joint Venture Partner	Properties (1)(2)	Total GLA	Total Assets	Total Debt

TIAA Florida Retail LLC	2	431	$119,775	$-
Collins	8	1,168	105,962	11,651
AEW - Institutional Client	5	437	98,432	-
BIT Retail	2	359	58,151	-
Jamestown	6	1,217	136,142	169,948
Sleiman Enterprises	2	177	15,455	11,075
Bouwinvest	4	447	213,583	-
Other	2	179	151,487	-

Total	31	4,415	$898,987	$192,674

TIAA Florida Retail LLCJoint venture with an institutional partner, TIAA-CREF Global Real Estate

CollinsPrimarily a development joint venture in the Texas Rio Grande Valley

AEW – Institutional ClientJoint venture with an institutional partner through AEW Capital Management

BIT Retail	Joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust

JamestownJoint venture in Florida

Sleiman EnterprisesJoint venture in Florida

BouwinvestJoint venture with West Coast focus

(1) Excludes land held for development.

(2) Excludes additional consolidated joint ventures.

Weingarten Realty Investors

Unconsolidated Joint Venture Mortgage Debt Information at 100%

As of December 31, 2020

(in thousands, except number of properties, percentages and term)

Balance Summary

				Average
	# of Mortgaged	Mortgage	Average Interest	Remaining
Joint Venture Partner	Properties (2)	Balance (1)(2)	Rate	Term (yrs)

Collins	2	$11,790	6.3%	4.2
Jamestown	6	170,000	2.7%	0.3
Sleiman Enterprises	2	11,126	4.2%	5.5

Total	10	$192,916	3.0%	2.1

Schedule of Maturities

		Weighted
	Maturities (1)(2)	Average Rate

2021	$173,015	3.6%
2022	2,069	5.3%
2023	2,182	5.2%
2024	2,303	5.2%
2025	2,302	5.2%
2026	1,781	5.1%
2027	7,851	5.3%
2028	1,413	6.4%

Total	$192,916

(1)	Excludes non-cash debt related items.
(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.

Note:

All mortgages are fixed rate.

Weingarten Realty Investors

Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure

As of December 31, 2020

(at pro rata share)

(in thousands, except percentages)

Schedule of Maturities

		Weighted
	Maturities (1)(2)	Average Rate

2021	$35,507	4.1%
2022	1,034	5.3%
2023	1,091	5.2%
2024	1,151	5.2%
2025	1,151	5.2%
2026	890	5.1%
2027	3,926	5.3%
2028	706	6.4%

Total	$45,456

(1)    Excludes non-cash debt related items.

(2)    Excludes additional consolidated joint ventures such as AEW Capital Management.

Notes:

All mortgages are fixed rate.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Portfolio Summary

Weingarten Realty Investors

Tenant Diversification by Percent of Base Minimum Rent

As of December 31, 2020

(at pro rata share)

(in thousands, except percentages and # of units)

				Total	% of		% of
		Credit Ranking	# of	Annualized	Total Annualized	Total	Total
Rank	Tenant Name (1)(2)	(S&P / Moody's)	Units	Base Minimum Rent	Base Minimum Rent	SF	SF

1	The Kroger Co.	BBB/Baa1	19	$9,880	2.74%	1,125	5.44%
2	TJX Companies, Inc.	A/A2	33	9,711	2.69%	871	4.21%
3	H-E-B	N/A/N/A	7	7,690	2.13%	543	2.63%
4	Whole Foods Market, Inc.	A+/A2	8	7,339	2.03%	334	1.61%
5	Ross Stores, Inc.	BBB+/A2	27	7,222	2.00%	546	2.64%
6	Albertsons	BB-/Ba3	14	6,168	1.71%	633	3.06%
7	Home Depot, Inc.	A/A2	4	5,135	1.42%	464	2.24%
8	PetSmart	B-/B2	16	4,986	1.38%	293	1.42%
9	Dollar Tree Stores, Inc.	BBB/Baa2	30	3,598	1.00%	305	1.47%
10	Bed Bath & Beyond, Inc.	B+/Ba3	13	3,369	0.93%	292	1.41%
11	Best Buy, Inc.	BBB/Baa1	6	3,020	0.84%	179	0.87%
12	Nordstrom	BB+/Baa3	3	2,690	0.75%	95	0.46%
13	Dick's Sporting Goods	N/A/N/A	4	2,662	0.74%	157	0.76%
14	Petco Animal Supplies, Inc.	CCC+/Caa1	13	2,615	0.73%	139	0.67%
15	Sprouts	N/A/N/A	5	2,615	0.73%	154	0.74%
16	Walmart Stores, Inc.	AA/Aa2	5	2,530	0.70%	395	1.91%
17	Burlington	BB/Ba2	4	2,513	0.70%	143	0.69%
18	Barnes & Noble Inc.	N/A/N/A	5	2,479	0.69%	141	0.68%
19	Starbucks Corporation	BBB+/Baa1	31	2,458	0.68%	53	0.26%
20	Total Wine & More	N/A/N/A	4	2,340	0.65%	97	0.47%
21	Hobby Lobby Stores, Inc.	N/A/N/A	5	2,335	0.65%	258	1.25%
22	24 Hour Fitness Inc.	N/A/N/A	3	2,160	0.60%	76	0.37%
23	JPMorgan Chase Bank	A+/Aa2	14	2,157	0.60%	49	0.24%
24	LA Fitness	CCC+/Caa3	3	2,044	0.57%	88	0.43%
25	Five Below	N/A/N/A	13	2,035	0.56%	100	0.48%

	Grand Total		289	$101,751	28.22%	7,530	36.41%

(1)	Tenant Names:	DBA Names:
	The Kroger Co.	Kroger (8), Harris Teeter (5), Fry's Food (3), King Soopers (2), Smith's Food (1)
	TJX Companies, Inc.	Marshalls (15), T.J. Maxx (12), Home Goods (6)
	Ross Stores, Inc.	Ross Dress for Less (25), dd's Discounts (2)
	Albertsons	Safeway (8), Randall's (3), Von's (2), Albertsons (1)
	Dollar Tree Stores, Inc.	Dollar Tree (27), Family Dollar (3)
	Bed Bath & Beyond, Inc.	Bed Bath & Beyond (6), Cost Plus (6), buybuy BABY (1)
	Nordstrom	Nordstrom Rack (3)
	Dick's Sporting Goods	Dick's Sporting Goods (3), Golf Galaxy (1)
	Walmart Stores, Inc.	Walmart Neighborhood Market (3), Walmart (1), Walmart Supercenter (1)

(2)	Target owns and occupies 13 units not included above.

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Portfolio Operating Information

(at pro rata share)

(in thousands, except percentages and leases)

Leasing Activity / Rent Growth Signed Leases (1)

							Weighted
							Average
	Number of	Square	New Rent	Prior Rent		Cash Change	Term
Comparable:	Leases	Feet	$/SF	$/SF	TI's $/SF	in Base Rent	(Years)
All Leases
Quarter Ended December 31, 2020	146	443	$28.53	$27.38	$17.22	4.2%
Quarter Ended September 30, 2020	137	690	17.69	16.78	2.94	5.5%
Quarter Ended June 30, 2020	126	498	20.27	18.90	2.90	7.3%
Quarter Ended March 31, 2020	178	1,056	18.73	17.04	5.85	9.9%
Rolling 12 months	587	2,687	$20.37	$19.02	$6.43	7.1%

New Leases
Quarter Ended December 31, 2020	55	172	$25.46	$24.25	$44.33	5.0%	8.8
Quarter Ended September 30, 2020	38	102	25.58	23.03	19.84	11.1%	7.6
Quarter Ended June 30, 2020	17	34	25.05	22.70	42.02	10.3%	6.8
Quarter Ended March 31, 2020	34	108	26.68	23.38	57.01	14.1%	7.6
Rolling 12 months	144	416	$25.77	$23.60	$41.43	9.2%	8.0

Renewals
Quarter Ended December 31, 2020	91	271	$30.47	$29.36	$—	3.8%
Quarter Ended September 30, 2020	99	588	16.32	15.69	—	4.0%
Quarter Ended June 30, 2020	109	464	19.92	18.62	—	7.0%
Quarter Ended March 31, 2020	144	948	17.82	16.31	—	9.3%
Rolling 12 months	443	2,271	$19.37	$18.18	$—	6.6%

Comparable & Non-Comparable:
Quarter Ended December 31, 2020	172	541
Quarter Ended September 30, 2020	158	751
Quarter Ended June 30, 2020	136	562
Quarter Ended March 31, 2020	200	1,140
Rolling 12 months	666	2,994

Lease Expirations (2)

Assumes No Exercise of Renewal Options

	Anchor Tenants (3)				Non-Anchor Tenants				Total Tenants

		Percent of	In Place	Percent of		Percent of	In Place	Percent of		Percent of	In Place	Percent of
	Square	Total Square	Min Rent	Total	Square	Total Square	Min Rent	Total	Square	Total Square	Min Rent	Total
Year	Feet	Feet	PSF	Revenue (4)	Feet	Feet	PSF	Revenue (4)	Feet	Feet	PSF	Revenue (4)
M-T-M	29	0%	$28.93	1%	187	3%	$27.70	3%	216	1%	$27.87	2%
2021	761	6%	12.82	6%	1,021	16%	29.18	15%	1,782	10%	22.20	11%
2022	1,670	14%	13.22	14%	1,013	16%	30.31	15%	2,683	15%	19.67	15%
2023	1,499	12%	11.01	10%	926	15%	31.43	15%	2,425	13%	18.81	13%
2024	1,966	16%	12.18	15%	897	14%	31.35	14%	2,863	16%	18.19	14%
2025	1,587	13%	13.14	13%	796	12%	32.15	13%	2,383	13%	19.49	13%
2026 - 2031	3,752	31%	14.35	33%	1,460	23%	32.30	24%	5,212	28%	19.38	28%

(1)	Rent growth is on a same space and cash basis. Comparable leases include leases that were executed within two years of the date the prior tenant vacated.
(2)	Reflects in-place leases as of December 31, 2020.
(3)	Anchor tenants represent any tenant at least 10,000 square feet.
(4)	Revenue includes minimum base rent only.

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Portfolio Operating Information (continued)

(at pro rata share)

(in thousands, except percentages)

Occupancy
	Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
Signed Basis
Anchor (1)	95.4%	96.1%	95.9%	96.9%	97.7%
Non-Anchor	88.6%	87.7%	89.0%	90.4%	90.8%
Total Signed	92.9%	93.0%	93.4%	94.5%	95.2%

Commenced Basis
Anchor (1)	94.0%	94.3%	94.1%	95.1%	96.2%
Non-Anchor	85.0%	84.9%	86.3%	87.0%	87.1%
Total Commenced	90.7%	90.9%	91.2%	92.1%	92.8%

Same Property (2)
Signed Basis	93.4%	93.9%	94.7%	95.7%	96.0%
Commenced Basis	91.2%	91.6%	92.5%	93.3%	93.8%

Average Base Rents (3)
	Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
Commenced Basis
Anchor (1)	$14.25	$13.97	$13.92	$14.03	$13.93
Non-Anchor	30.00	29.78	29.66	30.43	30.03
Total	$20.43	$20.12	$20.04	$20.06	$19.87

Same Property Net Operating Income (4)
	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2020	2019	% Change	2020	2019	% Change
Revenue (5)
Minimum Rent, net	$74,826	$82,669	(9.5)%	$309,173	$327,601	(5.6)%
Uncollectible Revenue Reserve	730	(177)	(512.4)%	(7,600)	86	(8,937.2)%
Percentage Rent	859	1,401	(38.7)%	2,060	3,943	(47.8)%
Tenant Reimbursements, net	25,018	25,424	(1.6)%	97,651	98,968	(1.3)%
Other	1,389	1,893	(26.6)%	5,140	7,256	(29.2)%
	$102,822	$111,210	(7.5)%	$406,424	$437,854	(7.2)%
Expenses
Property Operating Expenses	$20,350	$19,936	2.1%	$74,385	$74,940	(0.7)%
Real Estate Taxes	13,610	12,920	5.3%	55,650	54,602	1.9%
	33,960	32,856	3.4%	130,035	129,542	0.4%
SPNOI	$68,862	$78,354	(12.1)%	$276,389	$308,312	(10.4)%

(1)	Anchor tenants represent any tenant at least 10,000 square feet.
(2)	Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.

Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.

(3)	Average Base rent per Leased SF excludes ground leases.
(4)	Same Property NOI includes the Company's share of unconsolidated real estate joint ventures and partnerships.

It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

(5)	Revenue reduced due to lease related reserves and write-offs. See breakout on p.42.

Note: Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof

Weingarten Realty Investors

Top 40 Core-Based Statistical Area (CBSA) Ranked by Population

as of December 31, 2020

(at pro rata share)

(in thousands, except percentages and # of units)

CBSA		Property	Owned	% of	Occupancy
Rank	CBSA	Count	GLA	ABR (1)%

2	Los Angeles-Long Beach-Anaheim, CA	3	663	4.6%	95.3%
5	Houston-The Woodlands-Sugar Land, TX	29	3,365	18.1%	93.8%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	4	523	2.8%	90.4%
8	Miami-Fort Lauderdale-West Palm Beach, FL	14	2,103	10.7%	89.2%
9	Atlanta-Sandy Springs-Roswell, GA	10	1,245	5.6%	97.1%
10	Phoenix-Mesa-Scottsdale, AZ	15	1,506	7.0%	95.9%
12	San Francisco-Oakland-Hayward, CA	3	437	3.2%	95.9%
13	Riverside-San Bernardino-Ontario, CA	1	311	1.9%	97.4%
15	Seattle-Tacoma-Bellevue, WA	7	417	2.7%	98.1%
17	San Diego-Carlsbad, CA	3	284	1.6%	74.3%
18	Tampa-St. Petersburg-Clearwater, FL	4	912	4.1%	94.3%
19	Denver-Aurora-Lakewood, CO	4	666	3.2%	96.2%
23	Orlando-Kissimmee-Sanford, FL	5	933	5.0%	95.4%
24	San Antonio-New Braunfels, TX	4	473	1.4%	67.2%
25	Portland-Vancouver-Hillsboro, OR-WA	2	23	0.1%	96.0%
26	Sacramento--Roseville--Arden-Arcade, CA	1	104	0.3%	87.2%
28	Austin-Round Rock, TX	1	357	1.8%	98.5%
29	Las Vegas-Henderson-Paradise, NV	4	700	2.7%	98.4%
36	San Jose-Sunnyvale-Santa Clara, CA	3	507	3.3%	82.6%
	Top 40 CBSA's Ranked by Population	117	15,529	80.1%	92.8%
	All other CBSA's Ranked by Population	42	5,153	19.9%	93.1%
	Grand Total	159	20,682	100.0%	92.9%

(1) ABR includes ground leases.

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Property Listing

Weingarten Realty Investors

Summary Property Listing

As of December 31, 2020

		Gross Leasable Area
	# of	WRI	Joint Venture	Owned
ALL PROPERTIES BY STATE	Properties	Owned	Share	by Other	Total

Arizona	19	1,885,544	93,341	884,480	2,863,365
California	17	2,813,281	—	408,931	3,222,212
Colorado	4	666,373	—	513,919	1,180,292
Florida	28	4,399,893	1,608,092	918,898	6,926,883
Georgia	11	1,247,896	180,569	559,234	1,987,699
Kentucky	1	168,697	—	49,410	218,107
Maryland	1	80,869	—	—	80,869
Nevada	4	700,367	—	171,335	871,702
New Mexico	1	118,721	—	27,330	146,051
North Carolina	9	1,400,740	—	86,350	1,487,090
Oregon	2	22,694	90,776	66,276	179,746
Tennessee	4	500,210	—	154,340	654,550
Texas	48	5,817,512	1,429,810	1,861,726	9,109,048
Virginia	3	441,522	7,241	—	448,763
Washington	7	417,389	325,047	65,571	808,007
Total	159	20,681,708	3,734,876	5,767,800	30,184,384

Footnotes for detail property listing

(1)  Denotes partial ownership.  The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.

(2)  Denotes property currently under development.

(3)  Denotes properties that are not consolidated for SEC reporting purposes.

(4)  Denotes single tenant retail property.

(5)  Denotes Hilltop Village Center 50/50 Joint Venture with 100% funding by WRI.

(6)  River Oaks Shopping Center – West includes The Driscoll at River Oaks which is under development.

(  )  Retailers in parenthesis are not a part of the owned property.

Notes:  Square feet is reflective of area available to be leased.  Average Base Rent per Leased SF excludes ground leases.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

							Average
			Owned	Foot			Base Rent	Occupancy
Center	CBSA		%	Notes	Owned GLA	Total GLA	(ABR)%		Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	14.53	95.9%		Office Max, Ace Hardware
Camelback Miller Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		150,638	150,638	14.12	93.2%	Sprouts Farmers Market	T.J. Maxx, PetSmart
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	13.23	95.4%	Fry’s Supermarket	(LA Fitness)
Desert Village Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	23.50	96.1%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		112,055	304,107	10.13	95.5%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Madison Village Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		90,264	90,264	29.07	97.9%	Safeway
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	23.51	88.2%		(Wells Fargo)
Phoenix Office Building	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,088	21,088	N/A	91.3%		Weingarten Realty Regional Office, Endurance Rehab
Pueblo Anozira Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,532	157,532	16.36	95.2%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	26.06	100.0%	Whole Foods
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		75,128	204,928	17.86	97.6%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,046	155,046	33.95	93.5%	Safeway	CVS
Scottsdale Waterfront	Phoenix-Mesa-Scottsdale, AZ		100.0%		93,334	93,334	37.80	98.4%		Olive & Ivy, P.F. Chang's, David's Bridal, Urban Outfitters
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		61,102	61,102	19.85	95.9%	Sprouts Farmers Market
Summit at Scottsdale	Phoenix-Mesa-Scottsdale, AZ		51.0%	(1)(3)	97,151	322,992	24.89	100.0%	Safeway	(Target), CVS, OfficeMax, PetSmart
Entrada de Oro Plaza Shopping Center	Tucson, AZ		100.0%		88,665	109,075	21.21	96.5%	Walmart Neighborhood Market
Madera Village Shopping Center	Tucson, AZ		100.0%		96,697	106,858	12.61	81.0%	Safeway	Dollar Tree
Oracle Wetmore Shopping Center	Tucson, AZ		100.0%		150,170	343,298	26.14	99.1%		(Home Depot), (Nordstrom Rack), Jo-Ann Fabric, Cost Plus World Market, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	18.70	75.4%		(CVS Drug)
Arizona Total:	# of Properties:	19			1,885,544	2,863,365	20.79	95.0%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		169,775	169,775	46.15	96.6%	Trader Joe's	CVS, Crunch, AMC Theaters, CB2
Centerwood Plaza	Los Angeles-Long Beach-Anaheim, CA		100.0%		75,486	75,486	15.45	100.0%	Superior Grocers	Dollar Tree
Westminster Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		417,567	440,437	20.03	93.8%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree
Chino Hills Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		310,722	310,722	22.68	97.4%	Smart & Final Stores	Dollar Tree, 24 Hour Fitness, Rite Aid
Valley Shopping Center	Sacramento--Roseville--Arden-Arcade, CA		100.0%		103,791	107,191	12.53	87.2%	Food 4 Less
El Camino Promenade	San Diego-Carlsbad, CA		100.0%		128,740	128,740	28.89	66.5%		T.J. Maxx, Dollar Tree, BevMo
Rancho San Marcos Village	San Diego-Carlsbad, CA		100.0%		120,160	134,420	21.69	78.4%
San Marcos Plaza	San Diego-Carlsbad, CA		100.0%		34,880	80,086	34.82	89.3%	(Albertsons)
580 Market Place	San Francisco-Oakland-Hayward, CA		100.0%		100,097	100,097	31.39	97.6%	Safeway	24 Hour Fitness, Petco
Gateway Plaza	San Francisco-Oakland-Hayward, CA		100.0%		194,689	352,778	25.98	92.1%	Raley’s	24 Hour Fitness
Greenhouse Marketplace	San Francisco-Oakland-Hayward, CA		100.0%		142,598	232,367	25.23	100.0%	(Safeway)	(CVS), Jo-Ann Fabric, 99 Cents Only, Petco, Factory 2 U
Cambrian Park Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		171,029	171,029	20.91	53.7%		BevMo, Dollar Tree
Silver Creek Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		131,821	201,716	37.01	94.1%	Sprouts Farmers Market	Walgreens
Stevens Creek Central	San Jose-Sunnyvale-Santa Clara, CA		100.0%		204,466	204,466	32.41	99.3%	Safeway	Marshalls, Total Wine, Cost Plus World Market
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	16.92	98.1%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa, CA		100.0%		194,569	200,011	15.86	100.0%	Food Maxx	Ross Dress for Less, Fallas Paredes, Dollar Tree
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,026	162,026	22.51	97.3%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	17			2,813,281	3,222,212	24.69	91.5%
Colorado
Crossing at Stonegate	Denver-Aurora-Lakewood, CO		100.0%		109,079	109,079	19.70	98.8%	King Sooper’s
Edgewater Marketplace	Denver-Aurora-Lakewood, CO		100.0%		144,553	270,548	12.40	100.0%	King Sooper's	Ace Hardware, (Target)
Lowry Town Center	Denver-Aurora-Lakewood, CO		100.0%		76,725	129,425	32.40	87.2%	(Safeway)
River Point at Sheridan	Denver-Aurora-Lakewood, CO		100.0%		336,016	671,240	15.98	95.8%		(Target), (Costco), Regal Cinema, Michaels, Conn's, PetSmart, Burlington
Colorado Total:	# of Properties:	4			666,373	1,180,292	18.04	96.2%
Florida
Argyle Village Shopping Center	Jacksonville, FL		100.0%		306,506	306,506	12.42	99.7%	Publix	Bed Bath & Beyond, T.J. Maxx, Jo-Ann Fabric, Michaels, American Signature Furniture
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	46,134	188,278	14.38	98.2%	(Walmart Supercenter)	T.J. Maxx, HomeGoods, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village St. Augustine	Jacksonville, FL		70.0%	(1)	6,133	60,738	16.05	81.3%		(Epic Theaters)
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	17.29	100.0%	(Walmart Supercenter)	Ross Dress for Less, Petco
Boca Lyons Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		117,597	117,597	24.38	94.1%	Aroma Market & Catering	Ross Dress for Less
Deerfield	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		409,819	415,800	14.15	93.5%	Publix	T.J. Maxx, Marshalls, YouFit, Ulta Beauty
Embassy Lakes Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		131,751	142,779	19.68	54.7%		Tuesday Morning, Dollar Tree

							Average
			Owned	Foot			Base Rent	Occupancy
Center	CBSA		%	Notes	Owned GLA	Total GLA	(ABR)%		Grocer Anchor	Other Anchors ( ) indicates owned by others
Flamingo Pines	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	26,333	153,641	20.43	95.8%	Publix
Hollywood Hills Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	74,609	416,769	22.01	98.7%	Publix	Target, Chewy.com
Northridge	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	46,935	237,703	19.98	95.5%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	60,625	323,382	16.80	100.0%	Publix	Ross Dress for Less, Marshalls, LA Fitness, Dollar Tree
Sea Ranch Centre	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		98,870	98,870	17.38	89.9%	Publix	CVS, Dollar Tree
Tamiami Trail Shops	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	22,190	132,647	18.94	100.0%	Publix	CVS
The Palms at Town & County	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		658,342	658,342	25.98	85.4%	Publix	Kohl's, Marshalls, HomeGoods, Dick's Sporting Goods, Nordstrom Rack
TJ Maxx Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		161,429	161,429	17.21	94.9%	Fresco Y Mas	T.J. Maxx, Dollar Tree
Village Green Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		70,240	70,240	30.48	95.0%	Trader Joe's
Vizcaya Square Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		110,081	110,081	17.45	92.2%	Winn Dixie
Wellington Green Commons	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		114,056	136,556	30.29	96.8%	Whole Foods Market
Clermont Landing	Orlando-Kissimmee-Sanford, FL		75.0%	(1)(3)	133,726	347,958	19.62	100.0%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando-Kissimmee-Sanford, FL		100.0%		492,935	492,935	16.67	94.3%	Sprouts Farmers Market	Hobby Lobby, Ross Dress for Less, Marshalls, Old Navy, Staples, Barnes & Noble, Petco, Big Lots
Phillips Crossing	Orlando-Kissimmee-Sanford, FL		100.0%		145,644	145,644	30.88	97.5%	Whole Foods	Golf Galaxy, Michaels
The Marketplace at Dr. Phillips	Orlando-Kissimmee-Sanford, FL		20.0%	(1)(3)	65,352	326,760	28.22	85.3%	Publix	HomeGoods, Morton's of Chicago, Office Depot
Winter Park Corners	Orlando-Kissimmee-Sanford, FL		100.0%		95,211	95,211	30.40	98.1%	Sprouts Farmers Market
Pineapple Commons	Port St. Lucie, FL		20.0%	(1)(3)	51,114	269,924	17.82	97.7%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Countryside Centre	Tampa-St. Petersburg-Clearwater, FL		100.0%		245,958	245,958	15.53	93.3%		T.J. Maxx, HomeGoods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg-Clearwater, FL		20.0%	(1)(3)	20,886	104,430	14.82	98.6%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg-Clearwater, FL		100.0%		377,019	610,106	18.81	91.0%	(Publix)	Marshalls, Bealls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Sunset 19 Shopping Center	Tampa-St. Petersburg-Clearwater, FL		100.0%		267,819	267,819	17.14	99.4%	Sprouts Farmers Market	Hobby Lobby, Bed Bath & Beyond, Barnes & Noble, Old Navy, Cost Plus World Market
Florida Total:	# of Properties:	28			4,399,893	6,926,883	19.60	92.6%
Georgia
Brownsville Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		27,747	81,913	20.54	89.2%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs-Roswell, GA		100.0%		196,283	228,003	17.09	100.0%		Burlington, DSW, LA Fitness, American Signature Furniture
Grayson Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		76,581	76,581	16.40	100.0%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		137,503	332,699	18.42	95.1%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	20,586	102,930	15.07	100.0%		buybuy BABY, Ross Dress for Less, Party City
North Decatur Station	Atlanta-Sandy Springs-Roswell, GA		51.0%	(1)(3)	45,277	88,778	31.74	97.5%	Whole Foods
Perimeter Village	Atlanta-Sandy Springs-Roswell, GA		100.0%		380,686	380,686	21.43	98.5%	Walmart Supercenter	Hobby Lobby, Cost Plus World Market, DSW
Publix at Princeton Lakes	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	13,681	72,205	18.36	100.0%	Publix
Roswell Corners	Atlanta-Sandy Springs-Roswell, GA		100.0%		145,496	327,261	22.01	95.2%	(Super Target), Fresh Market	T.J. Maxx
Roswell Crossing Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		201,056	201,056	16.78	93.8%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	11			1,247,896	1,987,699	19.28	97.1%
Kentucky
Festival on Jefferson Court	Louisville/Jefferson County, KY-IN		100.0%		168,697	218,107	15.62	100.0%	Kroger	(PetSmart), (T.J. Maxx), Party City
Kentucky Total:	# of Properties:	1			168,697	218,107	15.62	100.0%
Maryland
Pike Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%		80,869	80,869	67.52	66.6%		DXL Mens Apparel
Maryland Total:	# of Properties:	1			80,869	80,869	67.52	66.6%
Nevada
Charleston Commons Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		331,740	366,394	19.28	98.3%	Walmart	Burlington, Ross Dress for Less, 99 Cents Only, PetSmart
College Park Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		167,160	194,873	13.78	98.2%	El Super	Factory 2 U, CVS
Francisco Center	Las Vegas-Henderson-Paradise, NV		100.0%		116,756	148,598	13.12	97.5%	La Bonita Grocery	(Ross Dress for Less), dd's Discount
Rancho Towne & Country	Las Vegas-Henderson-Paradise, NV		100.0%		84,711	161,837	14.40	100.0%	Smith’s Food
Nevada Total:	# of Properties:	4			700,367	871,702	15.76	98.4%
New Mexico
North Towne Plaza	Albuquerque, NM		100.0%		118,721	146,051	22.56	89.5%	Whole Foods Market	HomeGoods
New Mexico Total:	# of Properties:	1			118,721	146,051	22.56	89.5%
North Carolina
Hope Valley Commons	Durham-Chapel Hill, NC		100.0%		81,327	81,327	29.85	98.5%	Harris Teeter
Avent Ferry Shopping Center	Raleigh, NC		100.0%		119,652	119,652	19.02	89.4%	Food Lion	Family Dollar
Capital Square	Raleigh, NC		100.0%		143,063	143,063	8.00	100.0%	Food Lion
Falls Pointe Shopping Center	Raleigh, NC		100.0%		112,199	198,549	20.10	96.4%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh, NC		100.0%		82,566	82,566	14.78	94.8%	Lidl
Leesville Towne Centre	Raleigh, NC		100.0%		127,106	127,106	21.37	97.0%	Harris Teeter
Northwoods Shopping Center	Raleigh, NC		100.0%		77,802	77,802	12.07	96.9%	Walmart Neighborhood Market	Dollar Tree

							Average
			Owned	Foot			Base Rent	Occupancy
Center	CBSA		%	Notes	Owned GLA	Total GLA	(ABR)%		Grocer Anchor	Other Anchors ( ) indicates owned by others
Six Forks Shopping Center	Raleigh, NC		100.0%		468,402	468,402	13.21	98.9%	Food Lion	Target, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh, NC		100.0%		188,623	188,623	16.15	77.3%	Harris Teeter	Walgreens
North Carolina Total:	# of Properties:	9			1,400,740	1,487,090	15.62	94.5%
Oregon
Clackamas Square	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	14,790	140,226	19.87	93.9%	(Winco Foods)	T.J. Maxx
Raleigh Hills Plaza	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	7,904	39,520	29.69	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	2			22,694	179,746	23.57	96.0%
Tennessee
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	12.76	100.0%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		168,816	306,556	23.90	94.4%		(Target), Best Buy, PetSmart, REI
The Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		228,796	245,396	12.20	82.4%	Kroger	Marshalls, HomeGoods
Tennessee Total:	# of Properties:	4			500,210	654,550	16.48	90.0%
Texas
Mueller Regional Retail Center	Austin-Round Rock, TX		100.0%		357,186	357,186	18.09	98.5%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy, Total Wine, Staples
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		27,846	144,846	N/A	—%		(Lowe's)
Rock Prairie Marketplace	College Station-Bryan, TX		100.0%		18,163	18,163	25.41	100.0%
10-Federal Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,743	131,620	10.69	94.3%	Sellers Bros.	Harbor Freight Tools, dd's Discount
Alabama Shepherd Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		59,120	59,120	22.14	100.0%	Trader Joe's	PetSmart
Baybrook Gateway	Houston-The Woodlands-Sugar Land, TX		100.0%		241,149	241,149	17.22	100.0%		Ashley Furniture, Cost Plus World Market, Barnes & Noble, Michaels, I-Tile
Bellaire Blvd. Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		37,699	43,891	8.77	100.0%	Randall’s
Blalock Market at I-10	Houston-The Woodlands-Sugar Land, TX		100.0%		97,277	97,277	18.29	100.0%	99 Ranch Market
Citadel Building	Houston-The Woodlands-Sugar Land, TX		100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Galveston Place	Houston-The Woodlands-Sugar Land, TX		100.0%		210,102	210,102	12.86	81.4%	Randall’s	Office Depot, Spec's
Griggs Road Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	12,014	80,093	10.09	100.0%		Family Dollar, Citi Trends
Harrisburg Plaza	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	14,043	93,620	21.25	96.3%		dd's Discount
HEB - Dairy Ashford & Memorial	Houston-The Woodlands-Sugar Land, TX		100.0%	(4)	36,874	36,874	N/A	100.0%		H-E-B Fulfillment Center
Heights Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		71,277	71,277	9.73	100.0%	Kroger	Goodwill
I45/Telephone Rd.	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	25,881	172,540	11.72	98.6%	Sellers Bros.	Famsa, Harbor Freight Tools
Kings Crossing	Houston-The Woodlands-Sugar Land, TX		100.0%		126,397	126,397	18.59	98.0%		CVS
League City Plaza	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,416	129,440	13.65	79.1%		Crunch Fitness, Spec’s, Northern Tool & Equipment Co.
Oak Forest Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		157,822	157,822	18.52	96.6%	Kroger	Ross Dress for Less, Dollar Tree, PetSmart
Richmond Square	Houston-The Woodlands-Sugar Land, TX		100.0%		92,657	92,657	30.37	95.5%		Best Buy, Cost Plus World Market
River Oaks Shopping Center - East	Houston-The Woodlands-Sugar Land, TX		100.0%		71,265	71,265	14.41	98.0%	Kroger
River Oaks Shopping Center - West	Houston-The Woodlands-Sugar Land, TX		100.0%	(6)	229,960	229,960	44.64	89.7%	Kroger	Barnes & Noble, Talbots, Ann Taylor, JoS. A. Bank
Shoppes at Memorial Villages	Houston-The Woodlands-Sugar Land, TX		100.0%		166,777	166,777	19.34	93.3%		Gulf Coast Veterinary Specialists
Shops at Kirby Drive	Houston-The Woodlands-Sugar Land, TX		100.0%		10,000	55,460	36.95	100.0%
Shops at Three Corners	Houston-The Woodlands-Sugar Land, TX		70.0%	(1)	176,380	282,613	15.84	100.0%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	18,668	124,453	17.59	96.3%	Food-A-Rama	CVS, Family Dollar, dd's Discount
The Centre at Post Oak	Houston-The Woodlands-Sugar Land, TX		100.0%		183,940	183,940	39.89	97.0%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
The Shops at Hilshire Village	Houston-The Woodlands-Sugar Land, TX		100.0%		119,009	119,009	16.04	97.6%	Kroger	Walgreens
Tomball Marketplace	Houston-The Woodlands-Sugar Land, TX		100.0%		168,724	326,545	20.27	83.6%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-The Woodlands-Sugar Land, TX		100.0%		491,686	491,686	26.69	97.5%	H-E-B	PetSmart, Academy, Nordstrom Rack, Burlington, Ross Dress for Less
West Gray	Houston-The Woodlands-Sugar Land, TX		100.0%		36,900	36,900	27.43	68.8%
Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		218,756	347,475	18.37	78.2%	Whole Foods Market	(Target), Ross Dress for Less, Petco
Westhill Village Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		130,851	130,851	19.21	93.8%		Ross Dress for Less, Office Depot, 99 Cents Only
Independence Plaza	Laredo, TX		100.0%		347,339	347,339	14.65	99.4%	H-E-B	T.J. Maxx, Ross Dress for Less, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX		100.0%		242,290	484,157	15.29	91.7%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, HomeGoods
Plantation Centre	Laredo, TX		100.0%		136,487	144,129	18.06	99.0%	H-E-B
Las Tiendas Plaza	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	143,976	500,084	13.22	86.2%		(Target), Dick's Sporting Goods, Conn's, Ross Dress for Less, Marshalls, Office Depot, (HomeGoods), (Forever 21)
Market at Nolana	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	20,569	245,057	22.42	89.1%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	53,956	301,174	19.45	95.4%	(Walmart Supercenter)	Kohl's, Dollar Tree
McAllen Center	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	51,851	103,702	N/A	100.0%		Xtreme Jump
Northcross	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	37,383	74,766	19.29	89.8%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy

							Average
			Owned	Foot			Base Rent	Occupancy
Center	CBSA		%	Notes	Owned GLA	Total GLA	(ABR)%		Grocer Anchor	Other Anchors ( ) indicates owned by others
Sharyland Towne Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	180,444	492,797	15.79	96.9%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
Trenton Crossing	McAllen-Edinburg-Mission, TX		100.0%		265,760	570,921	13.94	76.7%		(Target), (Kohl's), Hobby Lobby, Ross Dress for Less, Marshalls, PetSmart
Starr Plaza	Rio Grande City, TX		50.0%	(1)(3)	88,347	176,694	15.45	73.3%	H-E-B
Fiesta Trails	San Antonio-New Braunfels, TX		100.0%		418,020	498,020	15.13	66.7%	(H-E-B)	Marshalls, Bob Mills Furniture, Petco
Stevens Ranch	San Antonio-New Braunfels, TX		50.0%	(1)	10,656	21,312	30.22	88.5%	(H-E-B)
The Shoppes at Wilderness Oaks	San Antonio-New Braunfels, TX		100.0%		20,081	20,081	28.48	48.8%
Thousand Oaks Shopping Center	San Antonio-New Braunfels, TX		15.0%	(1)	24,271	161,807	13.23	81.3%	H-E-B	Tuesday Morning
Texas Total:	# of Properties:	48			5,817,512	9,109,048	19.62	90.7%
Virginia
Hilltop Village Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(5)	250,811	250,811	36.61	98.0%	Wegmans	L.A. Fitness
Virginia Total:	# of Properties:	1			250,811	250,811	36.61	98.0%
Washington
2200 Westlake	Seattle-Tacoma-Bellevue, WA		69.4%	(1)(3)	60,366	87,014	38.90	98.5%	Whole Foods
Covington Esplanade	Seattle-Tacoma-Bellevue, WA		100.0%		187,388	187,388	34.56	96.6%		The Home Depot
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,236	18.48	100.0%	(Safeway)	Jo-Ann Fabric, Tuesday Morning
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,290	80,961	35.86	100.0%	Metropolitan Market	Bartell's Drug
Rainier Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,347	111,735	21.90	97.1%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	17.17	100.0%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
The Whittaker	Seattle-Tacoma-Bellevue, WA		100.0%		63,663	63,663	36.01	100.0%	Whole Foods
Washington Total:	# of Properties:	7			417,389	808,007	32.47	98.1%
Total Operating Properties	# of Properties:	157			20,490,997	29,986,432	20.43	92.9%

New Development
Virginia
Centro Arlington	Washington-Arlington-Alexandria, DC-VA-MD-WV		90.0%	(1)(2)(3)	65,172	72,413			Harris Teeter
West Alex	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(2)	125,539	125,539			Harris Teeter
Virginia Total:	# of Properties:	2			190,711	197,952
Total New Developments	# of Properties:	2			190,711	197,952
Operating & New Development Properties	# of Properties:	159			20,681,708	30,184,384

						Average
		Owned	Foot			Base Rent	Occupancy
Center	CBSA	%	Notes	Owned GLA	Total GLA	(ABR)%		Grocer Anchor	Other Anchors ( ) indicates owned by others
Unimproved Land
Arizona
Lon Adams Rd. at Tangerine Farms Rd., Marana					422,532
Arizona Total:					422,532
Colorado
Highway 85 and Highway 285, Sheridan					165,964
Colorado Total:					165,964
Florida
SR 207 at Rolling Hills Dr., St. Augustine					69,696
State Road 100 & Belle Terre Parkway, Palm Coast					292,288
Florida Total:					361,984
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City					970,604
Georgia Total:					970,604
North Carolina
Capital Blvd & Stadium Drive, Wake Forest					95,354
Highway 17 and Highway 210, Surf City					477,810
U.S. Highway 1 at Caveness Farms Rd., Wake Forest					911,929
North Carolina Total:					1,485,093
Texas
9th Ave. at 25th St., Port Arthur					243,065
Culebra Road and Westwood Loop, San Antonio					60,984
East Orem, Houston					121,968
FM 1957 (Potranco Road) and FM 211, San Antonio					5,245,321
FM 2920 and Highway 249, Tomball					95,832
Gattis School Rd. at A.W. Grimes Blvd., Round Rock					47,437
Highway 3 at Highway 1765, Texas City					200,812
Nolana Ave. and 29th St., McAllen					163,350
Northwest Freeway at Gessner, Houston					43,396
Rock Prairie Rd. at Hwy. 6, College Station					157,687
SH 151 and Ingram Rd., San Antonio					252,692
Shary Rd. at North Hwy. 83, Mission					172,498
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
US Hwy. 281 at Wilderness Oaks, San Antonio					396,962
Texas Total:					8,116,727
Total Unimproved Land					11,522,904

Center	Property Covered	Max Possible Term
Ground Lease Commitments
Blalock Market at I-10	Entire Center	3/31/2039
Camelback Village Square	Entire Center	6/30/2094
Highland Square	Entire Center	10/31/2044
Phillips Crossing	Entire Center	12/31/2085
River Point at Sheridan	Part of Center	11/27/2086
Rock Prairie	Part of Center	12/31/2081
Shoppes at Memorial Villages	Part of Center	5/31/2043
Six Forks Station	Entire Center	6/30/2063
Pike Center (1)	Entire Center	5/31/2059

(1) Project subject to a ground lease with WRI's option to purchase
This list excludes one ground lease where we only lease parking area.

Other Topics of Interest

Weingarten Realty Investors

Share Repurchase Summary

As of December 31, 2020

(in thousands, except share prices)

Quarter	# of Shares	Avg. Share Price	Gross Purchase
Q1 2020	847	$21.47	$18,194
Q2 2020	-	-	-
Q3 2020	-	-	-
Q4 2020	832	16.66	13,863
YTD 2020	1,679	$19.09	$32,057

Weingarten Realty Investors

COVID-19 Impact – Tenant Status

As of February 12, 2021

(at pro rata share)

	Percent of Annualized Base Rent(1)	Q3 Cash Payments Received(2)	Q4 Cash Payments Received(2)	January Cash Payments Received(2)
Essential & Restaurants
Supermarkets	14%	100%	100%	99%
Quick Service Restaurants	10%	91%	90%	90%
Full Service Restaurants	9%	84%	84%	85%
Medical	6%	99%	99%	99%
Auto and Other Essentials	5%	94%	94%	92%
Pet Stores and Services	4%	100%	100%	100%
Bank / Financial Service	4%	100%	100%	100%
General Merchandise (Dollar Stores)	2%	99%	99%	98%
Home Improvement	2%	100%	100%	99%
Sporting Goods	2%	93%	100%	99%
Drugstores	2%	98%	98%	97%
Liquor and Wine	1%	100%	100%	100%
Electronics	1%	100%	100%	100%
Office	1%	99%	100%	98%
Total Essential	63%	95%	96%	95%

Non-essential
Services	11%	94%	94%	90%
Discount Apparel	8%	85%	89%	97%
Home Furnishings	4%	95%	98%	99%
Health Club	3%	75%	76%	61%
Some Apparel	3%	89%	93%	94%
Craft	2%	99%	97%	97%
Beauty Supplies	1%	97%	98%	97%
Recreation/Entertainment	1%	91%	87%	85%
Movie Theaters	1%	12%	29%	30%
Footwear	1%	97%	100%	97%
Books	1%	100%	100%	100%
Party Supplies	1%	80%	99%	100%
Other	0%	95%	93%	91%
Total Non-Essential	37%	89%	91%	90%

Cash Collected	100%	93%	94%	93%

Signed Deferrals		4%	2%	1%
Abatements		1%	1%	1%
Cash Collected + Deferral and Abatements		98%	97%	95%

Tenant Size

	Percent of Annualized Base Rent(1)	Q3 Cash Payments Received(2)	Q4 Cash Payments Received(2)	January Cash Payments Received(2)
Anchors (> 10K SF)	45%	94%	95%	95%
Mid Tier (5K - 10K SF)	13%	91%	91%	93%
National / Regional Small Shops (<5K SF)	23%	95%	96%	95%
Local Small Shops (<5K SF)	19%	89%	90%	87%
Cash Collected	100%	93%	94%	93%

Business Type(3)

	Percent of Annualized Base Rent(1)	Q3 Cash Payments Received(2)	Q4 Cash Payments Received(2)	January Cash Payments Received(2)
Essential & Restaurants	63%	95%	96%	95%
Non-essential	37%	89%	91%	90%
Cash Collected	100%	93%	94%	93%

(1) Commenced occupancy as of December 31, 2020.
(2) Based upon information as of February 12, 2021.
(3) Definitions can vary by location. This represents the definition of a majority of the municipalities in which centers are located.
Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Schedule of Uncollectible Revenue(1)

(in thousands)

Uncollectible Revenue (Contra Revenue)/Recoveries included in Supplemental Income Statement Detail (page 7) (as Reported)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2020	2019	$ Change	2020	2019	$ Change

Base Minimum Rent and Tenant Reimbursements, net	$(3,015)	$(364)	$(2,651)	$(21,072)	$74	$(21,146)
Straight Line Rent, net	(2,926)	(371)	(2,555)	(15,043)	(642)	(14,401)
Percentage Rent, net	—	(145)	145	—	(145)	145
Impact to Rentals, net	$(5,941)	$(880)	$(5,061)	$(36,115)	$(713)	$(35,402)

Impact from Cash Basis Tenants	$792	$—	$792	$(2,804)	$—	$(2,804)

Uncollectible Revenue (Contra Revenue)/Recoveries (at Prorata Share)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2020	2019	$ Change	2020	2019	$ Change

Base Minimum Rent and Tenant Reimbursements, net	$(3,154)	$(436)	$(2,718)	$(22,321)	$53	$(22,374)
Straight Line Rent, net	(2,980)	(374)	(2,606)	(15,475)	(695)	(14,780)
Percentage Rent, net	(1)	(136)	135	(1)	(145)	144
Impact to Rentals, net	$(6,135)	$(946)	$(5,189)	$(37,797)	$(787)	$(37,010)

Impact from Cash Basis Tenants	$778	$—	$778	$(3,155)	$—	$(3,155)

Same Property Net Operating Income - Uncollectible Revenue (Contra Revenue)/Recoveries (page 30) (at Prorata Share)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2020	2019	$ Change	2020	2019	$ Change

Minimum Rent and Tenant Reimbursements, net	$(3,683)	$—	$(3,683)	$(14,437)	$—	$(14,437)
Uncollectible Revenue Reserve	730	(177)	907	(7,600)	86	(7,686)
Impact to SPNOI	$(2,953)	$(177)	$(2,776)	$(22,037)	$86	$(22,123)

Impact from Cash Basis Tenants	$930	$—	$930	$(1,976)	$—	$(1,976)

(1) - Uncollectible revenues includes both lease related reserves and write-offs.
Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Ground Lease Summary

December 31, 2020

(at pro rata share)

(in thousands, except number of leases)

	Number
	of			ABR
Use Description	Leases	GLA	ABR	$/SF

Home Improvement	2	248	$1,154	$4.65
Discount Department Store	9	648	3,997	6.17
Full-Service Restaurant	25	127	2,789	21.96
Fast Food	46	134	4,343	32.41
Bank	29	98	4,564	46.57
Supermarket	13	716	6,420	8.97
Pharmacy	6	79	847	10.72
Theater	1	55	102	1.85
Gas Station	16	37	1,649	44.57
Other	14	170	3,521	20.71

Total	161	2,312	$29,386	$12.71

Notes:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.